UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number		811-852

FPA PARAMOUNT FUND, INC.
(Exact name of registrant as specified in charter)

11400 WEST OLYMPIC BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA			90064
(Address of principal executive offices)			(Zip code)

J. RICHARD ATWOOD, 11400 WEST OLYMPIC BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA 90064
(Name and address of agent for service)

Registrant’s telephone number, including area code:		310-473-0225

Date of fiscal year end:	SEPTEMBER 30

Date of reporting period:	MARCH 31, 2006

Item 1.	Report to Stockholders.

Semi-Annual Report

Distributor:

FPA FUND DISTRIBUTORS, INC.

11400 West Olympic Boulevard, Suite 1200
Los Angeles, California 90064

46634

March 31, 2006

FPA Paramount Fund, Inc.

LETTER TO SHAREHOLDERS

It has now been six years since Steve Geist and I assumed the management of the FPA Paramount Fund. The stock market's record has been mixed during this period, with some strong up years offset by years of weaker performance. On balance, it has been a difficult period to earn decent returns for most investors, as the larger companies, which account for most of the market's capitalization, have struggled, with both the S&P 500 and Nasdaq still below their March 2000 levels.

We are pleased to say that the Paramount shareholder has done well during this challenging time, as Paramount shares have more than doubled, for a 13.5% annualized return, well ahead of the benchmark Russell 2500 (+8.5%) as well as the larger cap indexes.

	Periods Ended March 31, 2006
	First Quarter	One Year	Three Years*	Six Years*	Six Years Cumulative
Paramount	6.4%	18.1%	28.8%	13.5%	114.1%
Russell 2500	11.1%	24.1%	29.2%	8.5%	63.1%
S&P 500	4.2%	11.7%	17.2%	(0.8)%	(4.8)%
Nasdaq	5.5%	16.4%	20.2%	(10.6)%	(49.1)%

*Annualized

Microchip is a recent addition to the Paramount portfolio. Microchip is a leading manufacturer of 8-bit microcontrollers (MCUs) and other closely related devices. MCUs are single-chip micro computers used to automate operations in a wide range of consumer and industrial products. Examples include digital cameras, microwave ovens, desk top printers, anti-lock brakes, and elevators.

The MCU market has a number of attractive characteristics:

•  The market is large ($10 billion) and has shown a less volatile growth pattern than the semiconductor business in total.

•  The industry is relatively unconcentrated, with the five largest manufacturers having only about a 50% market share. The customer base is highly fragmented, in the tens of thousands, with diverse markets and geographies.

•  Long product life-cycles are typical, unusual for technology products. MCUs are normally not changed once they are designed into a specific product.

•  Price declines are slower than seen in most technology and electronics products.

•  MCUs are less capital intensive than most semiconductor manufacturing, using process technology that is several generations behind the leading edge. The most advanced chip fab can easily cost $2-3 billion, perhaps ten times as much as a MCU fab, which is often 10-20 years old.

In addition to these attractive features of the MCU market, Microchip has its own company-specific attributes, which, we believe, make it an especially good investment.

Microchip's focus on MCU's is in sharp contrast to its competitors, all of which are large technology companies for which MCUs are only a small fraction of their business. Examples are Toshiba, NEC, Hitachi, Samsung, Philips, and Motorola (now Freescale Semiconductor). We believe this is a key reason for Microchips success. Over the past decade it has steadily increased its market share in the 8-bit market, going from a minor player to market share leader.

Microchip has a low cost structure derived in part from its success in buying manufacturing assets at bargain-basement prices. It has done this repeatedly, most recently with its Gresham, Oregon fab which was purchased in 2002 for less than $200 million, only a few years after Fujitsu built it at a cost of $1 billion. We believe this facility may permit Microchip to eventually double its revenues with only modest additional capital spending, and is driving a steady increase in gross and operating margins.

Microchip has attractive growth vehicles. In addition to continued growth in 8-bit MCU sales, mostly market share driven, Microchip has been expanding its product lines in 16-bit MCUs as well as analog/mixed signal devices. A 16-bit MCU can handle more data than an 8-bit one, and hence is used in applications requiring greater processing power. An example would be anti-lock brakes vs. a clock radio. This market is less mature and faster growing than 8-bit MCUs but requires Microchip to develop a family of new products and take market share away from established competitors.

Analog/mixed signal devices are used to process real world information about temperature, pressure, weight, sound, motion, light, etc., and permit the data to be used by MCU's and other digital processors. These devices are often used in close conjunction with Microchip's MCUs and hence can potentially be sold to the same customers. The analog market is large and has many of the positive features of MCUs.

As a consequence of running an excellent business in an inherently attractive market, Microchip has delivered outstanding financial performance. Over the past 10 years, which encompassed the severely depressed period following the 1990s tech bubble, Microchip has compounded revenues at 12% annually, and income at close to 20%, while improving operating margins by 10 points to 35%.

Returns on capital have been equally impressive, with an unleveraged return on equity of 18% and a pre-tax return on operating assets of 30%. The balance sheet has close to $1 billion of cash, over $4 per share.

Although it would be difficult to argue that Microchip is currently a cheap stock, we believe that its relatively low-risk business, combined with our typically long holding period, will produce an attractive return to Paramount shareholders even if the P/E ratio were to decline some over time.

Respectfully submitted,

Eric S. Ende

President & Portfolio Manager

April 24, 2006

The discussion of Fund investments represents the views of the Fund's managers at the time of this report and are subject to change without notice. References to individual securities are for informational purposes only and should not be construed as recommendations to purchase or sell individual securities. While the Fund's managers believe that the Fund's holdings are value stocks, there can be no assurance that others will consider them as such. Further, investing in value stocks presents the risk that value stocks may fall out of favor with investors and underperform growth stocks during given periods.

FORWARD LOOKING STATEMENT DISCLOSURE

As mutual fund managers, one of our responsibilities is to communicate with shareholders in an open and direct manner. Insofar as some of our opinions and comments in our letters to shareholders are based on current management expectations, they are considered "forward-looking statements" which may or may not be accurate over the long term. While we believe we have a reasonable basis for our comments and we have confidence in our opinions, actual results may differ materially from those we anticipate. You can identify forward-looking statements by words such as "believe," "expect," "may," "anticipate," and other similar expressions when discussing prospects for particular portfolio holdings and/or the markets, generally. We cannot, however, assure future results and disclaim any obligation to update or alter any forward-looking statements, whether as a result of new information, future events, or otherwise. Further, information provided in this report should not be construed as a recommendation to purchase or sell any particular security.

HISTORICAL PERFORMANCE

	Average Annual Total Return Periods Ended March 31, 2006
	1 Year	3 Years	5 Years	10 Years
FPA Paramount Fund, Inc. (NAV)	18.06%	28.80%	16.45%	5.01%
FPA Paramount Fund, Inc. (Net of Sales Charge)	11.86%	26.50%	15.20%	4.45%
Lipper Mid-Cap Core Average	20.15%	24.95%	10.89%	12.35%
Russell 2500 Index	24.05%	29.19%	13.51%	12.08%

The table presented above shows the average annual total return, which includes reinvestment of all distributions, for several different periods ended March 31, 2006 for the Fund and comparative indices of securities prices. The Russell 2500 Index consists of the 2,500 smallest companies in the Russell 3000 total capitalization universe. This index is a measure of small to medium capitalization stock performance. The Lipper Mid-Cap Core Average provides an additional comparison of how your Fund performed in relation to other mutual funds with similar objectives. The data quoted represents past performance, and an investment in the Fund may fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost. Since investors purchase shares of the Fund with varying sales charges depending primarily on volume purchased, the returns for the Fund are presented at net asset value (NAV) and also net of the current maximum sales charge of 5.25% of the offering price.

PORTFOLIO SUMMARY

March 31, 2006

Common Stocks		67.8%
Business Services & Supplies	14.2%
Technology	9.3%
Producer Durables	8.6%
Energy	8.3%
Health Care	7.3%
Financial	6.7%
Retailing	6.0%
Consumer Durables	3.2%
Transportation	2.7%
Entertainment	1.5%
Short-Term Investments		29.1%
Other Assets and Liabilities, net		3.1%
Total Net Assets		100.0%

MAJOR PORTFOLIO CHANGES

Six Months Ended March 31, 2006

Shares
NET PURCHASES
Common Stocks
AmSurg Corp.	122,900
Brady Corporation	140,000
CDW Corporation	70,000
Carnival Corporation	75,000
Charles River Laboratories International, Inc.	25,000
Cognex Corporation	124,500
Copart, Inc. (1)	12,000
First American Corporation	120,000
Graco, Inc.	45,000
Health Management Associates	85,900
Heartland Express, Inc.	55,000
Invitrogen Corporation	59,500
Knight Transportation, Inc.	35,000
Lincare Holdings, Inc.	125,000
Microchip Technology, Incorporated	85,000
O'Reilly Automotive, Inc.	27,600
Plantronics, Inc.	43,500
Polaris Industries, Inc.	77,500
NET SALES
Common Stocks
Engelhard Corporation (2)	252,500
Renal Care Group, Inc. (2)	215,000
SanDisk Corporation	160,000

(1)  Indicates new commitment to portfolio

(2)  Indicates elimination from portfolio

PORTFOLIO OF INVESTMENTS

March 31, 2006

COMMON STOCKS	Shares	Value
BUSINESS SERVICES & SUPPLIES — 14.2%
Brady Corporation	230,000	$8,615,800
CDW Corporation	255,000	15,006,750
Charles River Laboratories International, Inc.*	290,000	14,215,800
Copart, Inc.*	12,000	329,400
Invitrogen Corporation*	162,500	11,396,125
Landauer, Inc.	4,500	225,990
Manpower Inc.	115,000	6,575,700
ScanSource Inc.*	255,500	15,434,755
		$71,800,320
TECHNOLOGY — 9.3%
Cognex Corporation	479,500	$14,212,380
Microchip Technology, Inc.	210,000	7,623,000
Plantronics, Inc.	435,000	15,412,050
SanDisk Corporation*	165,000	9,490,800
		$46,738,230
PRODUCER DURABLE GOODS — 8.6%
Franklin Electric Co., Inc.	1,100	$60,115
Graco Inc.	225,000	10,221,750
HNI Corporation	105,000	6,195,000
IDEX Corporation	125,000	6,521,250
Oshkosh Truck Corporation	175,000	10,892,000
Zebra Technologies Corporation (Class A)*	215,000	9,614,800
		$43,504,915
ENERGY — 8.3%
Helix Energy Solutions Group, Inc.*	472,500	$17,907,750
Noble Corporation	200,000	16,220,000
Tidewater Inc.	142,500	7,870,275
		$41,998,025
HEALTH CARE — 7.3%
Amsurg Corporation*	232,900	$5,284,501
Bio-Rad Laboratories, Inc.*	113,500	7,076,725
Health Management Associates, Inc.	430,900	9,294,513
Lincare Holdings, Inc.*	395,000	15,389,200
		$37,044,939
FINANCIAL — 6.7%
Brown & Brown, Inc.	340,000	$11,288,000
First American Corporation	200,000	7,832,000
Gallagher & Co., Arthur J.	225,000	6,257,250
North Fork Bancorporation	295,000	8,504,850
		$33,882,100

PORTFOLIO OF INVESTMENTS

March 31, 2006

COMMON STOCKS — Continued	Shares or Principal Amount	Value
RETAILING — 6.0%
CEC Entertainment, Inc.*	85,000	$2,857,700
CarMax, Inc.*	380,000	12,418,400
O'Reilly Automotive, Inc.*	407,600	14,901,856
		$30,177,956
CONSUMER DURABLES — 3.2%
Briggs & Stratton Corporation	225,000	$7,958,250
Polaris Industries, Inc.	147,500	8,047,600
		$16,005,850
TRANSPORATION — 2.7%
Heartland Express, Inc.	465,000	$10,132,350
Knight Transporation, Inc.	185,000	3,653,750
		$13,786,100
ENTERTAINMENT — 1.5%
Carnival Corporation	165,000	$7,816,050
TOTAL COMMON STOCKS — 67.9% (Cost $244,416,334)		$342,754,485
SHORT-TERM INVESTMENTS — 29.1%
United Parcel Service, Inc. — 4.51% 04/03/06	$24,000,000	$23,993,986
Toyota Motor Credit Corporation — 4.56% 04/04/06	20,000,000	19,992,400
Federal Home Loan Bank Discount Note — 4.48% 4/05/06	23,000,000	22,988,551
Shell Finance (U.K.) Ltd. — 4.51% 4/10/06	15,846,000	15,828,134
Barclays U.S. Funding, Inc. — 4.58% 4/17/06	22,000,000	21,955,217
General Electric Capital Services, Inc. — 4.67% 4/21/06	20,000,000	19,948,111
Federal Farm Credit Bank Discount Note — 4.63% 05/01/06	22,212,000	22,126,299
TOTAL SHORT-TERM INVESTMENTS (Cost $146,832,698)		$146,832,698
TOTAL INVESTMENTS — 96.9% (Cost $391,249,032)		$489,587,183
Other assets and liabilities, net — 3.1%		15,545,193
TOTAL NET ASSETS — 100%		$505,132,376

*Non-income producing security

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2006

ASSETS
Investments at value:
Investment securities — at market value (identified cost $244,416,334)	$342,754,485
Short-term investments — at amortized cost (maturities 60 days or less)	146,832,698	$489,587,183
Cash		945
Receivable for:
Investment securities sold	$10,320,000
Capital stock sold	5,844,740
Dividends	164,325	16,329,065
		$505,917,193
LIABILITIES
Payable for:
Advisory fees and financial services	$304,040
Capital stock repurchased	257,277
Investment securities purchased	189,000
Accrued expenses	34,500	784,817
NET ASSETS		$505,132,376
SUMMARY OF SHAREHOLDERS' EQUITY
Capital Stock — par value $0.25 per share: authorized 100,000,000 shares; outstanding 30,486,783 shares		$7,621,696
Additional Paid-in Capital		542,288,430
Undistributed net investment income		927,035
Accumulated net realized loss on investments		(144,042,936)
Unrealized appreciation of investments		98,338,151
NET ASSETS		$505,132,376
NET ASSET VALUE, REDEMPTION PRICE AND MAXIMUM OFFERING PRICE PER SHARE
Net asset value and redemption price per share (net assets divided by shares outstanding)		$16.57
Maximum offering price per share (100/94.75 of per share net asset value)		$17.49

See notes to financial statements.

STATEMENT OF OPERATIONS

For the Six Months Ended March 31, 2006

INVESTMENT INCOME
Interest		$2,004,079
Dividends		1,123,563
		$3,127,642
EXPENSES: — Note 3
Advisory Fees	$1,352,426
Financial Services	204,219
Transfer Agent Fees and Expenses	119,233
Audit Fees	33,145
Reports to Shareholders	31,022
Registration Fees	25,622
Custodian Fees and Expenses	22,733
Directors' Fees and Expenses	18,648
Legal Fees	7,490
Insurance	3,884
Other	5,384	1,823,806
Net Investment Income		$1,303,836
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments:
Proceeds from sale of investment securities	$29,919,018
Cost of investment securities sold	14,831,173
Net realized gain on investments		$15,087,845
Unrealized appreciation of investments:
Unrealized appreciation at beginning of period	$73,337,677
Unrealized appreciation at end of period	98,338,151
Increase in unrealized appreciation of investments		25,000,474
Net realized and unrealized gain on investments		$40,088,319
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS		$41,392,155

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended March 31, 2006		Year Ended September 30, 2005
INCREASE IN NET ASSETS
Operations:
Net investment income	$1,303,836		$839,843
Net realized gain on investments	15,087,845		3,422,510
Increase in unrealized appreciation of investments	25,000,474		35,621,844
Increase in net assets resulting from operations		$41,392,155		$39,884,197
Dividends to shareholders from net investment income		(1,216,644)		—
Capital Stock Transactions:
Proceeds from Capital Stock sold	$136,371,315		$118,248,065
Proceeds from shares issued for dividends reinvested	1,125,085		—
Cost of Capital Stock repurchased*	(17,566,541)	119,929,859	(21,012,060)	97,236,005
Total increase in net assets		$160,105,370		$137,120,202
NET ASSETS
Beginning of period, including undistributed net investment income of $839,843 at September 30, 2005		345,027,006		207,906,804
End of period, including undistributed net investment income of $927,035 and $839,843 at March 31, 2006 and September 30, 2005, respectively		$505,132,376		$345,027,006
CHANGE IN CAPITAL STOCK OUTSTANDING
Shares of from Capital Stock sold		8,551,779		8,495,132
Shares of Capital Stock shares issued for dividends reinvested		71,570		—
Shares of Capital Stock repurchased		(1,110,498)		(1,497,418)
Increase in Capital Stock Outstanding		7,512,851		6,997,714

*  Net of redemption fees of $4,103 and $3,956 collected in the periods ended March 31, 2006 and September 30, 2005, respectively.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

Selected Data for Each Share of Capital Stock Outstanding Throughout Each Period

	Six Months Ended		Year Ended September 30,
	March 31,
	2006		2005	2004	2003	2002	2001
Per share operating performance:
Net asset value at beginning of period	$15.02		$13.01	$10.79	$8.12	$8.00	$7.33
Income from investment operations:
Net investment income (loss)	$0.04		$0.04	$(0.01)	$(0.04)	$(0.03)	$0.08
Net realized and unrealized gain (loss) on investment securities	1.56		1.97	2.23	2.71	0.16	0.72
Total from investment operations	$1.60		$2.01	$2.22	$2.67	$0.13	$0.80
Less dividends from net investment income	$(0.05)		—	—	—	$(0.01)	$(0.13)
Redemption fees	—	*	— *	— *	—	—	—
Net asset value at end of period	$16.57		$15.02	$13.01	$10.79	$8.12	$8.00
Total investment return**	10.67%		15.45%	20.57%	32.88%	1.63%	11.11%
Ratios/supplemental data:
Net assets at end of period (in 000's)	$505,132		$345,027	$207,907	$109,638	$74,192	$67,078
Ratio of expenses to average net assets:
Before reimbursement from Investment Adviser	0.86	%†	0.89%	0.99%	1.15%	1.18%	1.28%
After reimbursement from Investment Adviser	0.86	%†	0.89%	0.99%	1.15%	1.17%	1.20%
Ratio of net investment income (loss) to average net assets:
Before reimbursement from Investment Adviser	0.62	%†	0.30%	(0.16)%	(0.47)%	(0.34)%	0.84%
After reimbursement from Investment Adviser	0.62	%†	0.30%	(0.16)%	(0.47)%	(0.34)%	0.92%
Portfolio turnover rate	19	%†	13%	16%	17%	14%	16%

*  Rounds to less than $0.01 per share.

**  Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge. The return for the period ended March 31, 2006 is not annualized.

†  Annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

March 31, 2006

NOTE 1 — Significant Accounting Policies

The Fund is registered under the Investment Company Act of 1940, as a diversified, open-end management investment company. The Fund's objective is a high total investment return, including capital appreciation and income, from a diversified portfolio of securities. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.  Security Valuation

Securities listed or traded on a national securities exchange are valued at the last sale price on the last business day of the period, or if there was not a sale that day, at the last bid price. Securities traded in the NASDAQ National Market System are valued at the NASDAQ Official Closing Price on the last business day of the period, or if there was not a sale that day, at the last bid price. Unlisted securities are valued at the most recent bid price. Short-term investments with maturities of 60 days or less are valued at amortized cost, which approximates market value.

B.  Federal Income Tax

No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the minimum distribution requirements of the Code, all of its taxable net investment income and taxable net realized gains on investments.

C.  Securities Transactions and Related Investment Income

Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

D.  Use of Estimates

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

NOTE 2 — Purchases of Investment Securities

Cost of purchases of investment securities (excluding short-term investments with maturities of 60 days or less) aggregated $49,983,068 for the six months ended March 31, 2006. Realized gains or losses are based on the specific identification method. There were no material differences between the amounts reported in the financial statements at March 31, 2006 for federal income tax and financial reporting purposes. Gross unrealized appreciation and depreciation for all securities at March 31, 2006 for federal income tax purposes was $99,794,475 and $1,456,324, respectively resulting in net unrealized appreciation of $98,338,151. For federal income tax purposes, the Fund currently has accumulated net realized losses in the amount of $144,042,936 which can be carried forward to offset future gains. The ability to carry these losses forward expires as follows: $71,587,357 in 2007; $1,128,157 in 2008; and $71,327,422 in 2009.

NOTE 3 — Advisory Fees and Other Affiliated Transactions

Pursuant to an Investment Advisory Agreement, advisory fees were paid by the Fund to First Pacific Advisors, Inc. (the "Adviser"). Under the terms of this Agreement, the Fund pays the Adviser a monthly fee calculated at the annual rate of 0.75% of the first $50 million of the Fund's average daily net assets and 0.65% of the average daily net assets in excess of $50 million. In addition, the Fund reimburses the Adviser monthly for the costs incurred by the Adviser in providing financial services to the Fund, providing, however, that this reimbursement shall not exceed 0.1% of the average daily net assets for any fiscal year. The Agreement obligates the Adviser to reduce its fee

NOTES TO FINANCIAL STATEMENTS

Continued

to the extent necessary to reimburse the Fund for any annual expenses (exclusive of interest, taxes, the cost of any supplemental statistical and research information, and extraordinary expenses such as litigation) in excess of 11/2% of the first $30 million and 1% of the remaining average net assets of the Fund for the year.

For the six months ended March 31, 2006, the Fund paid aggregate fees, excluding expenses, of $17,000 to all Directors who are not affiliated persons of the Adviser. Certain officers of the Fund are also officers of the Adviser and FPA Fund Distributors, Inc.

NOTE 4 — Redemption Fees

A redemption fee of 2% applies to redemptions within 90 days of purchase for certain purchases made by persons eligible to purchase shares without an initial sales charge. For the six months ended March 31, 2006, the Fund collected $4,103 in redemption fees, which amounted to less than $0.01 per share.

NOTE 5 — Distributor

For the six months ended March 31, 2006, FPA Fund Distributors, Inc. ("Distributors"), a wholly owned subsidiary of the Adviser, received $17,707 in net Fund share sales commissions after reallowance to other dealers. The Distributor pays its own overhead and general administrative expenses, the cost of supplemental sales literature, promotion and advertising.

SHAREHOLDER EXPENSE EXAMPLE

March 31, 2006

Fund Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; shareholder service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the year and held for the entire year.

Actual Expenses

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value September 30, 2005	$1,000.00	$1,000.00
Ending Account Value March 31, 2006	$1,106.70	$1,020.66
Expenses Paid During Period*	$4.52	$4.34

*  Expenses are equal to the Fund's annualized expense ratio of 0.86%, multiplied by the average account value over the period and prorated for the six-months ended March 31, 2006 (182/365 days).

DIRECTOR AND OFFICER INFORMATION

Name, Age & Address	Positions(s) With Fund/ Years Served	Principal Occupation(s) During the Past 5 Years	Portfolios in Fund Complex Overseen	Other Directorships
Willard H. Altman, Jr. – (70)†	Director* Years Served: 4	Retired, Formerly, until 1995, Partner of Ernst & Young LLP, a public accounting firm.	6

John H. Rubel – (86)†	Director* Years Served: 28	President, John H. Rubel and Associates, Inc.	1

John P. Shelton (85)†	Director* Years Served: 29	Professor Emeritus at UCLA Graduate School of Management.	1	Genisco Systems, Inc.

Eric S. Ende – (61)	Director* President & Portfolio Manager Years Served: 6	Senior Vice President of the Adviser.	3

Steven R. Geist (52)	Executive Vice President & Portfolio Manager Year Served: 6	Vice President of the Adviser.

J. Richard Atwood – (45)	Treasurer Years Served: 9	Principal and Chief Operating Officer of the Adviser. President and Chief Executive Officer of FPA Fund Distributors, Inc.		First Pacific Advisors Inc. and FPA Fund Distributors, Inc.

Christopher H. Thomas – (49)	Chief Compliance Officer Years Served: 11	Vice President and Chief Compliance Officer of the Adviser and Vice President of FPA Fund Distributors, Inc.		FPA Fund Distributors, Inc.

Sherry Sasaki – (51)	Secretary Years Served: 23	Assistant Vice President and Secretary of the Adviser and of FPA Fund Distributors, Inc.

E. Lake Setzler – (39)	Assistant Treasurer Years Served: <1	Vice President and Controller of the Adviser since 2005. Formerly Chief Operating Officer of Inflective Asset Management, LLC (2004 - 2005) and Vice President of Transamerica Investment Management, LLC (2000 - 2004).

*  Directors serve until their resignation, removal or retirement.

†  Audit Committee member

Additional information on the Directors is available in the Statement of Additional Information. Each of the above individuals can be contacted at 11400 W. Olympic Blvd,. Suite 1200, Los Angeles, CA 90064.

FPA PARAMOUNT FUND, INC.

INVESTMENT ADVISER

First Pacific Advisors, Inc.
11400 West Olympic Boulevard, Suite 1200
Los Angeles, CA 90064

DISTRIBUTOR

FPA Fund Distributors, Inc.
11400 West Olympic Boulevard, Suite 1200
Los Angeles, California 90064

COUNSEL

O'Melveny & Myers LLP
Los Angeles, California

TICKER SYMBOL: FPRAX
CUSIP: 302546106

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
Los Angeles, California

CUSTODIAN & TRANSFER AGENT

State Street Bank and Trust Company
Boston, Massachusetts

SHAREHOLDER SERVICE AGENT

Boston Financial Data Services, Inc.
P.O. Box 8115
Boston, Massachusetts 02266-8500
(800) 638-3060
(617) 483-5000

This report has been prepared for the information of shareholders of FPA Paramount, Inc., and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

The Fund's complete proxy voting record for the 12 months ended June 30, 2005 is available without charge, upon request by calling (800) 982-4372 and on the SEC's website at www.sec.gov.

The Fund's schedule of portfolio holdings, filed the second and fourth quarter of Form N-Q with the SEC, is available on the SEC's website at www.sec.gov. Form N-Q is available at the SEC's Public Reference Room in Washington, D.C., and information on the operations of the Public Reference Room may be obtained by calling 1-202-942-8090. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-982-4372.

Additional information about the Fund is available online at www.fpafunds.com. This information includes, among other things, holdings, top sectors, and performance, and is updated on or about the 15th business day after the end of the quarter.

Item 2.	Code of Ethics. Not Applicable.

Item 3.	Audit Committee Financial Expert. Not Applicable.

Item 4.	Principal Accountant Fees and Services. Not Applicable.

Item 5.	Audit Committee of Listed Registrants. Not Applicable.

Item 6.	Schedule of Investments. The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not Applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies. Not Applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not Applicable.

Item 10.	Submission of Matters to a Vote of Security Holders. There has been no material change to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11.	Controls and Procedures.

(a)

The principal executive officer and principal financial officer of the registrant have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b)

There have been no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter covered by this report that have materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

Item 12.	Exhibits.

	(a)(1)	Code of ethics as applies to the registrant’s officers and directors, as required to be disclosed under Item 2 of Form N-CSR. Not Applicable.

	(a)(2)	Separate certification for the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the Investment Company Act of 1940. Attached hereto.

	(a)(3)	Not Applicable

	(b)	Separate certification for the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940. Attached hereto.

SIGNATURES

Pursuant to the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FPA PARAMOUNT FUND, INC.

By:	/s/ ERIC S. ENDE
Eric S. Ende, President

Date:	June 8, 2006

Pursuant to the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FPA PARAMOUNT FUND, INC.

By:	/s/ J. RICHARD ATWOOD
J. Richard Atwood, Treasurer

Date:	June 8, 2006